Exhibit 10.14

FIRST AMENDMENT TO DERMATA THERAPEUTICS, INC. 2021 OMNIBUS

EQUITY INCENTIVE PLAN

This First Amendment (the “Amendment”) to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) of Dermata Therapeutics, Inc. (the “Company”), is made as of June 29, 2021. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 12,163,479 to 33,788,366 , subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended as follows:

1. Amendment to Section 2.1. Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

(a)

Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 33,788,366 shares; all of which may, but need not, be issued in respect of Incentive Stock Options.

2. This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws. Notwithstanding any provision in the Plan to the contrary, exercise of any Option granted for shares of Common Stock in excess of those remaining available for grant under the Plan in the absence of such Amendment before the Company has obtained stockholder approval of this Amendment in accordance with this Section 2 shall be conditioned upon obtaining such stockholder approval of this Amendment in accordance with this Section 2.

3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: June 29, 2021	DERMATA THERAPEUTICS, INC.

/s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan]